                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2004
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                           0-18863                    59-3392443
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(State or other jurisdiction          (Commission File             (IRS Employer
            of incorporation)              Number)           Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                          32250
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
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     Effective as of December 31, 2004, Armor Holdings, Inc. (the "Company")
acquired Bianchi International, a California corporation ("Bianchi") and
AccuCase, LLC, a California limited liability company ("AccuCase") pursuant to a
Stock Purchase Agreement, dated as of November 5, 2004 (the "Stock Purchase
Agreement"), by and among the Company, Armor Holdings Products, L.L.C., a
Delaware limited liability company and a wholly-owned subsidiary of the Company
(the "Buyer"); Jack B. Corwin, as Trustee of the Jack B. Corwin Revocable Trust
dated June 26, 1992; Gary W. French, as Trustee of the Gary W. and Carol D.
French Revocable Trust, dated December 31, 1999; Gary W. French, as Trustee of the French Family Irrevocable Trust, Dated December 31, 1999 (all three trusts referred to collectively as the "Sellers"); Bianchi; AccuCase; Bianchi
Gunleather and Leather Products Co., Inc., a California corporation ("Bianchi
Gunleather"); Jack B. Corwin; and Gary W. French. Pursuant to the Stock Purchase
Agreement the Buyer acquired all of the issued and outstanding shares of capital stock of Bianchi and all of the membership interests in AccuCase. Pursuant to the Stock Purchase Agreement, the Company paid an aggregate purchase price of
$60,000,000 in cash at the closing. However, pursuant to the terms of the Stock
Purchase Agreement, $3,000,000 was placed in escrow at closing in order to secure the indemnification obligations of the Sellers to the Buyer, which amount will be released from escrow on May 1, 2006, provided that no claims have been made by the Buyer. The Stock Purchase Agreement contains customary indemnification provisions which terminate at varying times unless the indemnified party has, before the expiration of a right to indemnification, provided notice of a claim for indemnification to the indemnifying party.

     As of the date the Stock Purchase Agreement was executed through and including the closing date for the acquisition of Bianchi and AccuCase by the
Company, there was no material relationship, other than in respect of the transactions contemplated in the Stock Purchase Agreement, between Bianchi,
AccuCase, Bianchi Gunleather, the Sellers, Jack B. Corwin and Gary F. French, on
the one hand, and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, on the other hand.

     The foregoing summary description of the Stock Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Agreement previously filed as Exhibit 2.1 to the Company's Form 8-K filed with the
Securities and Exchange Commission (the "Commission") on November 12, 2004,
which is incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits

        (c) Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit            Description
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2.1                Stock Purchase Agreement, dated as of November 5, 2004, by and among Armor Holdings Products, L.L.C., Jack B. Corwin, as
                   Trustee of the Jack B. Corwin Revocable Trust dated June 26,
                   1992, Gary W. French, as Trustee of the Gary W. and Carol D.
                   French Revocable Trust dated December 31, 1999, Gary W.
                   French, as Trustee of the French Family Irrevocable Trust
                   dated December 31, 1999, Bianchi International, AccuCase,
                   LLC, Bianchi Gunleather and Leather Products Co., Inc., Armor
                   Holdings, Inc., Jack B. Corwin and Gary W. French (filed as
                   Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Commission on November 12, 2004 and incorporated
                   herein by reference).

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                                   SIGNATURES
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                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2005

                                 ARMOR HOLDINGS, INC.

                              By:/s/ Robert R. Schiller
                                 ---------------------------------------------
                                 Name:  Robert R. Schiller
                                 Title: President and Chief Operating Officer

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